UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-01612

Exact name of registrant as specified in charter:	The Prudential Variable Contract Account-2

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2005

Date of reporting period:	12/31/2005

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Prudential Long–Term

Growth Account

Annual Report to Participants

December 31, 2005

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

A Prudential Financial company

IFS-A114818

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for VCA-2.

It is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long-Term Growth Account, or the Account). VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, and distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS is a Prudential Financial company. Contract guarantees are based on the claims-paying ability of the issuing Company. Each company is solely responsible for its own respective financial conditions and contractual obligations. Prudential Financial and the Rock logo are service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Investors should consider the contract and the underlying portfolios’ investment objectives, risks, charges and expenses carefully before investing. This and other important information is contained in the prospectuses that can be obtained from your financial professional. You should read the prospectuses carefully before investing.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details.

A description of the Account’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 to obtain descriptions of the Account’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Account voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available on the website of the Commission, at www.sec.gov and on the Account’s website at www.irrc.com/prudential.

The Funds Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (888) 778-2888.

The Account files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Participants may obtain copies of Form N-Q filings by calling 888-778-2888.

The Prudential Long-Term Growth Program

Annual Report

December 31, 2005

Letter to Participants

■	DEAR PARTICIPANT,

We hope that you find the annual report for The Prudential Variable Contract Account-2 informative and useful. Your success is important to us.

As a new year unfolds, we believe it is wise to take advantage of developing investment opportunities through a diversified portfolio. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it helps better position your investments as asset classes rotate in and out of favor.

Your investment professional can help you create a diversified investment plan that considers your reasons for investing, personal investment horizon, and risk tolerance. A carefully chosen and broad mix of assets — reviewed periodically over time — can help you stay focused on meeting your long-term objectives.

At Prudential we are committed to helping you grow and protect your wealth by providing financial solutions that meet your needs today and in the future. We thank you for your confidence in our products.

Sincerely,

Judy A. Rice

President,

Variable Contract Account 2	January 31, 2006

VCA 2 Long-Term Growth Account

Subadvised by:  Jennison Associates LLC

December 31, 2005

Investment Manager’s Report

Performance Summary - As of December 31, 2005

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Long-Term Growth Acct. (without sales charges)	20.22%	4.59%	8.33%
Long-Term Growth Acct. (with sales charges)	17.63	4.16	8.20
S&P 500 Index	4.91	0.54	9.07

Long-Term Growth Account Inception: 7/1/1968

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. The Account performance without sales charges is shown after the deduction of all expenses, including investment management and mortality and expense charges, but do not include the effect of any sales charge. The Account performance with sales charges is shown after the deduction of all expenses, including investment management and mortality and expenses charges, and in addition reflect the deduction of a front-end 2.5% sales charge and the impact of an annual account charge.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

For the year ended December 31, 2005, the VCA-2 Account had a total return of 20.22%, compared with 4.91% for the unmanaged S&P 500 Index.

This strong performance was achieved in a mixed U.S. economic environment. Equities started the reporting period strong, but began to retrace gains as oil prices climbed to record highs. Investors worried about elevated prices for energy commodities, higher inflation, and rising interest rates. High energy prices reduced the discretionary income of consumers and businesses. As a result, the energy and utilities sectors of the benchmark led the market. Economically sensitive sectors, such as the consumer discretionary sector, trailed. However, the U.S. economy showed its resilience as GDP grew at a pace faster than 3 percent for much of the year. Core inflation (which excludes food and energy), although rising, remained well contained. Solid growth in productivity, married with employment and income growth, continued. Corporations in the S&P 500 Index achieved another year of double-digit profit gains.

The energy sector was the largest contributor to the Account’s return, adding approximately six percentage points more than the corresponding sector of the benchmark. Exploration & production holdings Suncor Energy and Nexen and oil field services holdings Schlumberger, BJ Services, and GlobalSantaFe led. Materials also had a strong positive impact. Metals & mining firms Companhia Vale do Rio Doce, Freeport-McMoRan Copper & Gold, Phelps Dodge, and Newcrest Mining benefited from the pricing power driven by supply/demand fundamentals that favored producers. Holdings in the healthcare, financials, information technology, and utilities sectors also added to performance. Stellar performers included Google and biotech company Genentech. Google’s revenues have grown at a triple-digit pace, driven by its sponsored search query business, while its earnings (revenues minus expenses) have developed even faster due to the operating efficiencies that accompany this pace of growth.

The only sector that detracted from the Account’s return was industrials. Two of the weakest performers were United Parcel Services (UPS) and Tyco International. UPS had issues with the implementation of its new package flow technology and fears of losing market share to FedEx. We felt UPS’ competitive situation worsened and exited the position. Tyco, a manufacturing and services conglomerate, issued statements guiding analysts’ earnings forecasts down twice in two consecutive quarters. Although we were disappointed by the lowered guidance, we believe the stock fell far more than was warranted. Moreover, the turnaround initiated by Tyco’s new management continues. Overall, Tyco is now one of the cheapest of the large-cap multi-industry industrials when comparing its share price to its free cash flow. We expect that gap to close as Tyco continues to improve.

The growth-style portion of the portfolio includes companies with above-average growth and solid prospects. After two years of contracting price-to-earnings multiples, the market is likely undervalued, unless the interest rate and inflation outlooks darken considerably. In the value-style portion, we continue to look for attractively valued companies with strong free cash flow and steadily rising earnings. We are particularly interested in firms with existing catalysts for outperformance in the near-to-intermediate term.

Prudential Investments LLC, a wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Account.

The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in an index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Presentation of Portfolio Holdings for the Prudential Variable Contract Account-2 (VCA-2) as of December 31, 2005 (Unaudited)

VCA-2

Five Largest Equity Holdings (% of Net Assets)
Suncor Energy, Inc.	2.8%
General Electric Company	2.7%
Nexen, Inc.	2.5%
Companhia Vale do Rio Doce ADR (Brazil)	2.3%
American International Group	2.2%

For a complete listing of holdings, refer to the Schedule of Investments section of this report.

Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

FINANCIAL STATEMENTS OF VCA-2

STATEMENT OF NET ASSETS

December 31, 2005

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS	Shares	Value (Note 2)
Aerospace/Defense — 2.7%
Honeywell International, Inc.	197,700	$7,364,325
Lockheed Martin Corp.	67,200	4,275,936

		11,640,261

Beverages — 1.3%
PepsiCo, Inc.	95,500	5,642,140

Biotechnology — 4.3%
Amgen, Inc. (a)	114,500	9,029,470
Genentech Inc. (a)	48,300	4,467,750
Gilead Sciences, Inc. (a)	94,900	4,994,587

		18,491,807

Capital Markets — 5.1%
Bank of New York (The)	160,800	5,121,480
Charles Schwab Corp.	400,800	5,879,736
Merrill Lynch & Co.	87,900	5,953,467
UBS AG	54,200	5,157,130

		22,111,813

Chemicals — 2.7%
Agrium, Inc.	247,300	5,438,127
Dupont EI. de Nemours	146,800	6,240,468

		11,678,595

Commercial Services & Supplies — 2.7%
Cendant Corp.	281,200	4,850,700
Waste Management, Inc.	222,800	6,761,980

		11,612,680

Communications Equipment — 2.0%
Nokia, Inc. ADR (Finland)	247,400	4,527,420
QualComm, Inc.	93,900	4,045,212

		8,572,632

Consumer Finance — 1.6%
American Express Co.	134,300	6,911,078

Diversified Financial Services — 1.5%
J.P. Morgan & Chase Co.	165,292	6,560,439

Electric Utilities — 1.3%
Exelon Corp.	107,600	5,717,864

Electronic Equipment & Instruments — 1.0%
Agilent Technologies, Inc. (a)	133,600	4,447,544

Energy Equipment & Services — 5.0%
Global SantaFe Corp.	160,500	7,728,075
Schlumberger Ltd.	71,800	6,975,370
Weatherford International Ltd. (a)	189,200	6,849,040

		21,552,485

Food & Staples Retailing — 1.3%
Kroger Co. (The) (a)	305,400	5,765,952

Food Products — 1.3%
Cadbury Schweppes Spons. ADR (United Kingdom)	149,600	5,728,184

Health Care Equipment & Supplies — 1.4%
St. Jude Medical, Inc. (a)	119,200	5,983,840

COMMON STOCKS
(Continued)	Shares	Value (Note 2)
Health Care Providers & Services — 3.0%
Caremark Rx, Inc. (a)	130,500	$6,758,595
Wellpoint, Inc. (a)	77,200	6,159,788

		12,918,383

Hotels, Restaurants and Leisure — 1.3%
Gtech Holdings Corp.	169,500	5,379,930

Household Products — 1.5%
Proctor & Gamble Co. (The)	112,355	6,503,107

Independent Power Producers & Energy Traders — 1.9%
TXU, Corp.	166,000	8,331,540

Industrial Conglomerates — 3.9%
General Electric Company	323,800	11,349,190
Tyco International Ltd.	189,800	5,477,628

		16,826,818

Insurance — 4.1%
American International Group	136,900	9,340,687
Loews Corp.	86,600	8,214,010

		17,554,697

Internet & Catalog & Retail — 1.5%
eBay, Inc. (a)	147,300	6,370,725

Internet Software & Services — 3.0%
Google, Inc. Cl. A (a)	20,200	8,380,172
Yahoo, Inc. (a)	112,100	4,392,078

		12,772,250

Media — 1.1%
Viacom, Inc. Cl. B	146,632	4,780,203

Metals & Mining — 7.4%
Companhia Vale do Rio Doce ADR (Brazil)	237,400	9,766,637
Freeport-McMoRan Cooper & Gold, Inc. Cl. B	165,100	8,882,380
Newcrest Mining Ltd. ADR (Australia)	399,100	7,114,077
Phelps Dodge Corp.	42,000	6,042,540

		31,805,634

Multiline Retail — 2.0%
Federated Department Stores, Inc.	64,900	4,304,817
Target Corp.	81,400	4,474,558

		8,779,375

Multi Utilities — 1.3%
Sempra Energy	128,400	5,757,456

Office Electronics — 2.1%
Xerox Corp. (a)	604,900	8,861,785

Oil, Gas, & Consumable Fuels — 8.5%
Apache Corp.	89,470	6,130,484
Nexen, Inc.	221,600	10,554,808
Occidental Petroleum Corp.	99,400	7,940,072
Suncor Energy, Inc.	190,100	12,001,013

		36,626,377

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-2

STATEMENT OF NET ASSETS

December 31, 2005

COMMON STOCKS
(Continued)	Shares	Value (Note 2)
Pharmaceuticals — 4.6%
Novartis AG ADR (Switzerland)	132,900	$6,974,592
Roche Holdings Ltd. ADR (Switzerland)	78,800	5,898,267
Sanofi Aventis ADR (France)	154,900	6,800,110

		19,672,969

Semiconductors & Semiconductor Equipment — 5.8%
Applied Materials, Inc.	122,000	2,188,680
Intel Corp.	171,500	4,280,640
Marvell Technology Group Ltd. (a)	104,600	5,867,014
Maxim Integrated Products, Inc.	142,200	5,153,328
Texas Instruments, Inc.	226,300	7,257,441

		24,747,103

Software — 6.5%
Adobe Systems Incorporated	227,700	8,415,792
Computer Associates International, Inc.	215,954	6,087,743
Electronic Arts, Inc. (a)	75,900	3,970,329
Microsoft Corp.	229,000	5,988,350
Navteq Corp. (a)	75,500	3,312,185

		27,774,399

Textiles, Apparel & Luxury Good — 1.2%
Nike, Inc. Cl. B	58,300	5,059,857

Tobacco — 1.5%
Altria Group, Inc.	83,800	6,261,536

Wireless Telecommunication Services — 1.1%
Sprint Nextel Corp.	194,688	4,547,912

TOTAL LONG-TERM INVESTMENTS (cost: $307,544,934)		423,749,370

SHORT-TERM INVESTMENTS — 1.5%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund- Taxable Money Market Series (b) (cost $6,319,234)	6,319,234	6,319,234

TOTAL INVESTMENTS — 100.0% (cost $313,864,168)		430,068,604

Value (Note 2)
OTHER ASSETS, LESS LIABILITIES
Dividends Receivable	$463,725
Payable for Pending Capital Transactions	(407,002)

OTHER ASSETS IN EXCESS OF LIABILITIES	56,723

NET ASSETS — 100%	430,125,327

NET ASSETS, representing:
Equity of Participants — 12,011,989 Accumulation Units at an Accumulation Unit Value of $34.3066	412,090,350
Equity of Annuitants	15,021,780
Equity of The Prudential Insurance Company of America	3,013,197

$430,125,327

(a)	Non-income producing security.

(b)	The Prudential Investments LLC, the manager of the Account also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

ADR	American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-2

STATEMENT OF NET ASSETS

December 31, 2005

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2005 were as follows:

Oil, Gas, & Consumable Fuels	8.5%
Metals & Mining	7.4
Software	6.5
Semiconductors & Semiconductor Equipment	5.8
Capital Markets	5.1
Energy Equipment & Services	5.0
Pharmaceuticals	4.6
Biotechnology	4.3
Insurance	4.1
Industrial Conglomerates	3.9
Health Care Providers & Services	3.0
Internet Software & Services	3.0
Aerospace/Defense	2.7
Chemicals	2.7
Commercial Services & Supplies	2.7
Office Electronics	2.1
Communications Equipment	2.0
Multiline Retail	2.0
Independent Power Producers & Energy Traders	1.9
Consumer Finance	1.6
Diversified Financial Services	1.5
Household Products	1.5
Internet & Catalog & Retail	1.5
Affiliated Money Market Mutual Fund	1.5
Tobacco	1.5
Health Care Equipment & Supplies	1.4
Beverages	1.3
Electric Utilities	1.3
Food & Staples Retailing	1.3
Food Products	1.3
Hotels, Restaurants and Leisure	1.3
Multi Utilities	1.3
Textiles, Apparel & Luxury Goods	1.2
Media	1.1
Wireless Telecommunication Services	1.1
Electronic Equipment & Instruments	1.0

100.0
Other assets in excess of liabilities	0.0

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-2

STATEMENT OF OPERATIONS

Year Ended December 31, 2005

INVESTMENT INCOME
Unaffiliated Dividend Income (net of $70,328 foreign withholding tax)	$5,104,580
Affiliated Dividend Income	219,217
Total Income	5,323,797
EXPENSES
Fees Charged to Participants and Annuitants for Investment Management Services	(489,466)
Fees Charged to Participants (other than Annuitants) for Assuming Mortality and Expense Risks	(1,430,805)
Total Expenses	(1,920,271)
NET INVESTMENT INCOME	3,403,526
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain on Investment Transactions	40,651,917
Net Change in Unrealized Appreciation on Investments	30,349,747
NET GAIN ON INVESTMENTS	71,001,664
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$74,405,190

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2005	2004
OPERATIONS
Net Investment Income	$3,403,526	$4,497,064
Net Realized Gain on Investment Transactions	40,651,917	21,143,823
Net Change In Unrealized Appreciation on Investments	30,349,747	9,957,696
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	74,405,190	35,598,583
CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	13,860,538	18,383,861
Withdrawals and Transfers Out	(41,740,395)	(42,512,436)
Annual Administration Charges Deducted from Participants’ Accumulation Accounts	(9,150)	(10,155)
Mortality and Expense Risk Charges Deducted from Annuitants’ Accounts	(37,592)	(40,134)
Variable Annuity Payments	(2,051,012)	(2,089,278)
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(29,977,611)	(26,268,142)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	32,562	(102,398)
TOTAL INCREASE IN NET ASSETS	44,460,141	9,228,043
NET ASSETS
Beginning of year	385,665,186	376,437,143
End of year	$430,125,327	$385,665,186

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-2

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31,
	2005	2004	2003	2002	2001
Investment Income	$.4098	$.4502	$.3116	$.2859	$.3621
Expenses
Investment management fee	(.0380)	(.0331)	(.0269)	(.0268)	(.0320)
Assuming mortality and expense risks	(.1140)	(.0991)	(.0805)	(.0803)	(.0960)
Net Investment Income	.2578	.3180	.2042	.1788	.2341
Capital Changes
Net realized gain (loss) on investment transactions	3.1463	1.5269	(.3489)	(2.4591)	(2.1868)
Net change in unrealized appreciation (depreciation) of investments	2.3659	.7360	6.9421	(3.2340)	(.7809)
Net Increase (Decrease) in Accumulation Unit Value	5.7700	2.5809	6.7974	(5.5143)	(2.7336)
Accumulation Unit Value
Beginning of year	28.5366	25.9557	19.1583	24.6726	27.4062
End of year	$34.3066	$28.5366	$25.9557	$19.1583	$24.6726
Total Return**	20.22%	9.94%	35.48%	(22.35)%	(9.97)%
Ratio Of Expenses To Average Net Assets***	.50%	.50%	.50%	.50%	.50%
Ratio Of Net Investment Income To Average Net Assets***	.84%	1.20%	.95%	.83%	.92%
Portfolio Turnover Rate	51%	62%	62%	71%	80%
Number of Accumulation Units Outstanding
For Participants at end of year (000 omitted)	12,012	12,923	13,830	14,636	15,271

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
***	These calculations exclude Prudential’s equity in VCA-2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-2

Note 1:	General

The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America (“Prudential”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. The investment objective of the Account is long-term growth of capital. Its investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

Note 2:	Summary of Significant Accounting Policies

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Accounts’ Committee members approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Investments in mutual funds are valued at their net asset value.

Short-term investments which mature in more than 60 days are valued based on current market quotations. Short-term investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

Securities Transactions and Investment Income:    Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discount on debt securities, as required is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Federal Income Taxes:    The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

Annuity Reserves:    Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% in contract charges defined in Note 3. The AIRs are selected by each Contract-holder and are described in the prospectus.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with management of the Account. PI pays for the services of Jennison.

A daily charge, at an effective annual rate of 0.125% of the current value of the Participant’s (other than Annuitants’ and Prudential’s) equity in VCA-2, is charged to the Account and paid to PI for investment management services. An equivalent charge is deducted monthly in determining the amount of Annuitants’ payments.

A daily charge, paid to PI for assuming mortality and expense risks, is calculated at an effective annual rate of 0.375% of the current value of the Participant’s (other than Annuitants’ and Prudential’s) equity in VCA-2. A one-time equivalent charge is deducted when the Annuity Units for Annuitants are determined.

Prudential, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

An annual administration charge of not more than $30 annually is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant’s account or at the end of the fiscal year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

A charge of 2.5% for sales and other marketing expenses is deducted from certain Participant’s purchase payments. For the year ended December 31, 2005, Prudential has advised the Account it has not received any sales charges.

Note 4:	Purchases and Sales of Portfolio Securities

For the year ended December 31, 2005, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $212,383,852 and $199,111,480, respectively.

Investment in the Core Fund:    The Account invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2005, the Account earned $219,217, by investing its excess cash in the Series.

Note 5:	Unit Transactions

The number of Accumulation Units issued and redeemed for the years ended December 31, 2005 and December 31, 2004, respectively, are as follows:

	Year Ended December 31,
	2005	2004
Units issued	447,493	698,531
Units redeemed	(1,358,171)	(1,605,538)
Net decrease	(910,678)	(907,007)

Note 6:	Net Increase (Decrease) in Net Assets Resulting from Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net increases to/(reductions from) Prudential’s investment Account. The increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

Note 7:	Participant Loans

Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

For the years ended December 31, 2005 and December 31, 2004, $10,766 and $9,435 of participant loan principal and interest has been paid to VCA-2, respectively. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Committee and Participants of

The Prudential Variable Contract Account-2:

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-2 (the “Account”), as of December 31, 2005, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented prior to the year ended December 31, 2004 were audited by another independent registered public accounting firm, whose report dated February 24, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2005, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2006

Management of VCA-2 (Unaudited)

Information pertaining to the Committee Members of VCA-2 is set forth below. Committee Members who are not deemed to be “interested persons” of VCA-2, as defined in the 1940 Act are referred to as “Independent Committee Members.” Fund Complex” consists of VCA-2 and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

Independent Committee Members

Saul K. Fenster, Ph.D. (Age: 72) Chairman and Committee Member, Since 1983.

Oversees 74 portfolios in Fund Complex

Principal occupations (last 5 years): Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation, formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Other Directorships held1: Member (since 2000), Board of Directors of IDT Corporation

W. Scott McDonald, Jr. (Age: 68) Committee Member, Since 1983.

Oversees 74 portfolios in Fund Complex

Principal occupations (last 5 years): Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.

Other Directorships held1: - None

Joseph Weber, Ph.D. (Age: 81) Committee Member, Since 1983.

Oversees 1 portfolio in Fund Complex

Principal occupations (last 5 years): Vice President, Finance (retired), Interclass (international corporate learning) since 1991; formerly President, The Alliance for Learning; retired Vice President, Member of the Board of Directors and Members of the Executive and Operating Committees, Hoffmann-LaRoche Inc; retired member, Board of Overseers, New Jersey Institute of Technology. Trustee and Vice Chairman Emeritus, Fairleigh Dickinson University.

Other Directorships held1: None

David E.A. Carson (Age: 71) Committee Member, Since 2004.

Oversees 92 portfolios in Fund Complex

Principal Occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998-December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Other Directorships held1: Director (since 2004) of The High Yield Plus Fund, Inc

Information pertaining to the Officers of VCA-2 is set forth below.

Officers

Judy A. Rice (Age: 58), President since 2003.

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (Age: 59), Vice President since 2003.

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC

Deborah A. Docs (Age: 48), Secretary Since 2005.

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain (Age: 47), Assistant Secretary since 2005.

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Claudia DiGiacomo (Age: 31), Assistant Secretary since 2005.

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Kathryn L. Quirk (Age: 53), Chief Legal Officer since 2005

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Helene Gurian (Age: 51), Acting Anti-Money Laundering Compliance Officer since 2005.

Principal occupations (last 5 years): Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001-May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger (Age: 46), Chief Compliance Officer since 2004.

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Compliance Officer (since October 2004) of Quantitative Management Associates LLC.

Grace C. Torres (Age: 46), Treasurer and Principal Financial and Accounting Officer since 1996.

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

‘‘Interested’’ Committee Member, as defined in the 1940 Act, by reason of employment with the Manager (as defined below) and/or the Distributor (as defined below).

Unless otherwise noted, the address of the Committee Members and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

There is no set term of office for Committee Members and Officers. The Independent Committee Members have adopted a retirement policy, which calls for the retirement of VCA-2’s Committee Members is included in the VCA-2’s Statement of Additional Information which is available without charge, upon request, by calling (800) 458-6333.

Committee Members on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Committee Member and/or Officer.

[1]	This includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., ‘‘public companies’’) or other investment companies registered under the 1940 Act.

Additional information about VCA-2’s Committee Members is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 458-6333.

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. The phone lines are open each business day during the hours shown below. Please be sure to have your contract number available when you call.

The 2005 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing April 30, 2006. You may call (800) 458-6333 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

In the past, participants who held several variable contracts at the same address received multiple copies of annual and semiannual reports. In an effort to lessen waste and reduce expenses of postage and printing, we will attempt to mail only one copy of this report based on our current records for participants with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the inside back cover should be used to request additional copies. Proxy material and tax information will continue to be sent for each account of record.

751 Broad Street

Newark NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

IFS-A114818    LT.RS.001    Ed. 02/2006

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2005 and December 31, 2004, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $14,700 and $14,700, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2005 and 2004. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2005 and 2004 was $51,000 and $33,500, respectively.

(h) Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Prudential Variable Account Contract-2

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date February 24, 2006

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 24, 2006

*	Print the name and title of each signing officer under his or her signature.